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Exhibit 10.2

JOINDER AGREEMENT

        THIS JOINDER AGREEMENT ("Agreement") dated as of December 18, 2003 is made and entered into by and among The Sports Authority, Inc., a Delaware corporation (formerly known as Gart Sports Company) (hereinafter referred to as "Parent"), each of the Subsidiaries of Parent signatory hereto (such Subsidiaries identified on the signatory pages hereof as "Existing Borrowers" are, together with Parent, hereinafter referred to collectively and individually, jointly and severally, as the "Existing Borrowers," and each, individually, as an "Existing Borrower"), and New Borrowers (defined below), on the one hand, and the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and The CIT Group/Business Credit, Inc., a New York corporation (in its capacity as agent for the Lenders, the "Agent"), on the other hand. Initially capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Financing Agreement (defined below).

RECITALS:

        A.    Existing Borrowers and Lenders have previously entered into that certain Financing Agreement, dated as of August 4, 2003 (the "Financing Agreement"), pursuant to which, subject to the terms and conditions set forth therein, the Lenders acting through the Agent have made certain credit facilities available to the Existing Borrowers;

        B.    Existing Borrowers have informed Agent that the Parent intends to make the following fundamental corporate changes affecting certain of the Existing Borrowers (collectively, the "Restructure"):

          (a)   Parent has already formed TSA Corporate Services, Inc., a Colorado corporation ("TSA Services"), and TSA Gift Card, Inc., a Virginia corporation ("TSA Gift Card", and collectively, jointly and severally, with TSA Services, "New Borrowers" and each, individually, a "New Borrower");

          (b)   Sportmart, Inc., a Delaware corporation, will be merged with and into its parent, Gart Bros. Sporting Goods Co., a Colorado corporation ("GBSGC");

          (c)   GBSGC will be merged with and into TSA Stores, Inc., a Delaware corporation ("TSA Stores");

          (d)   Oshman's Sporting Goods, Inc., a Delaware corporation ("Oshman's"), will be merged with and into TSA Stores;

          (e)   Oshman's Sporting Goods, Inc.—Services, a Delaware corporation, a subsidiary of Oshman's, will be merged with and into TSA Services;

          (f)    TSA Stores will contribute all of its domestic intellectual property rights to The Sports Authority Michigan, Inc., a Michigan corporation ("TSA Michigan");

          (g)   TSA Michigan will contribute its intellectual property rights (including, without limitation, such rights acquired from TSA Stores) to TSA Services;

          (h)   TSA Stores will contribute its sole Michigan store (acquired by merger with Oshman's) to TSA Michigan;

        C.    In connection with the Restructure, Existing Borrowers have requested that the Agent and the Lenders permit New Borrowers to be added and joined as additional Borrowers under the Financing Agreement and, subject to the terms and conditions set forth herein, Agent and Lenders have agreed to permit such additions; and

        D.    Existing Borrowers, New Borrowers, Lenders and the Agent desire to enter into this Agreement in order to provide for the joinder of New Borrower as "Borrowers" under the Financing Agreement.

AGREEMENT:

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.     Joinder. Each of TSA Services and TSA Gift Card hereby agrees as follows in favor of the Agent and Lenders:

          (a)   Effective as of the date hereof, each New Borrower hereby agrees to become a Borrower under, and to bind itself to the Financing Agreement and each other Loan Document to which the Borrowers are bound generally as of the date hereof, and, in such capacity, to jointly and severally assume and bind itself to all debts, liabilities and obligations of the Borrowers thereunder (including, without limitation, all Obligations).

          (b)   In furtherance but without limitation of the foregoing, as security for the prompt payment in full of all Obligations, each of the New Borrowers hereby pledges and grants to the Agent on behalf of the Lenders a continuing general lien upon, and security interest in, all their Collateral. To facilitate the foregoing grant of a security interest, each New Borrower agrees to execute (and, if required by Agent, acknowledge) and deliver to the Agent such instruments and agreements as the Agent may require in connection herewith, including without limitation, UCC-1 financing statements, collateral assignments, legal opinions, resolutions, incumbency certificates, good standing certificates, qualifications to do business and other, related documents, instruments, certificates or agreements as Agent may reasonably request to give effect to this joinder of each New Borrower as a Borrower.

          (c)   To induce the Agent and Lenders to accept each New Borrower as a Borrower, New Borrower hereby agrees to and makes each and every representation and warranty made in the Financing Agreement and the other Loan Documents in respect of the Borrowers generally, as fully and completely as if each New Borrower were an original party thereto (except to the extent that such representations and warranties relate solely to an earlier date), subject, however, to the disclosures set forth on Schedule 1(c) attached hereto.

        2.     Conditions to the Effectiveness of this Agreement.

          (a)   Conditions Precedent. This Agreement shall not become effective unless and until the Agent shall have received each of the documents and other items listed in Schedule 2(a) attached hereto, each to be in form and substance satisfactory to the Agent and its counsel, and, as applicable, duly executed and delivered by the party or parties thereto.

          (b)   Condition Subsequent. On or before January 31, 2004 (the "Restructure Deadline"), the Borrowers shall either (i) consummate the Restructure (including, without limitation, delivery to the Agent of the stock certificates of TSA Michigan and New Borrowers) or (ii) tender to the Agent the stock certificates of TSA Michigan, The Sports Authority Florida, Inc., a Florida corporation, and Authority International, Inc., a Delaware corporation. The failure by Borrowers to comply with the foregoing condition by the Restructure Deadline shall constitute an Event of Default under the Financing Agreement.

        3.     Miscellaneous.

          (a)   Effect of Agreement. All references to Borrowers in the Financing Agreement and the other Loan Documents shall be deemed to include each New Borrower with the same force and effect as if each New Borrower were an original signatory thereto. The Financing Agreement shall be read in conjunction with this Agreement. This Agreement shall be considered a Loan Document.

          (b)   Reaffirmation of Representations and Warranties. Subject to the disclosures set forth on Schedule 1(a), each Existing Borrower hereby ratifies and reaffirms all of the representations and warranties set forth in the Financing Agreement and the other Loan Documents, except to the extent that such representations and warranties relate to an earlier date.

          (c)   Ratification. Each Existing Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Financing Agreement and the Loan Documents effective as of the date hereof.

          (d)   Estoppel. To induce the Agent and Lenders to enter into this Agreement, Borrowers hereby acknowledge and agree that, as of the date hereof, no Default or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower in respect to any Obligations.

          (e)   Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California and all applicable federal laws of the United States of America.

          (f)    Costs and Expenses. Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Agreement and all other agreements and instruments executed in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's counsel and the cost of any searches respecting the New Borrowers or their assets.

          (g)   Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, including by facsimile signature, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart of this Agreement by each of the parties hereto.

[the remainder of this page left blank intentionally; signatures to follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

AGENT:
THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation
By:
Name:
Title:
PARENT:
THE SPORTS AUTHORITY, INC., a Delaware corporation
By:
Name:
Title:
EXISTING BORROWERS:
GART BROS. SPORTING GOODS COMPANY, a Colorado corporation
By:
Name:
Title:
OSHMAN'S SPORTING GOODS, INC., a Delaware corporation
By:
Name:
Title:
SPORTMART, INC., a Delaware corporation
By:
Name:
Title:
THE SPORTS AUTHORITY FLORIDA, INC., a Florida corporation
By:
Name:
Title:
THE SPORTS AUTHORITY MICHIGAN, INC., a Michigan corporation
By:
Name:
Title:
TSA STORES, INC., a Delaware corporation
By:
Name:
Title:
NEW BORROWERS:
TSA CORPORATE SERVICES, INC., a Colorado corporation
By:
Name:
Title:
TSA GIFT CARD, INC., a Virginia corporation
By:
Name:
Title:
LENDERS:
THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation
By:
Name:
Title:
FLEET RETAIL FINANCE INC., a Delaware corporation
By:
Name:
Title:
BANK OF AMERICA, N.A., a national association organized under the laws of the United States
By:
Name:
Title:
WELLS FARGO FOOTHILL, LLC, a California limited liability company
By:
Name:
Title:
GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation
By:
Name:
Title:
NATIONAL CITY COMMERCIAL FINANCE, INC., an Ohio corporation
By:
Name:
Title:
CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation
By:
Name:
Title:
LASALLE BANK NATIONAL ASSOCIATION, a national association organized under the laws of the United States
By:
Name:
Title:
JPMORGAN CHASE BANK, a New York corporation
By:
Name:
Title:
PNC BANK, NATIONAL ASSOCIATION, a national association organized under the laws of the United States
By:
Name:
Title:
AmSOUTH BANK, an Alabama corporation
By:
Name:
Title:

Schedule 1(c)

NONE

Schedule 2(a)

  •
  That certain Stock Pledge Agreement, dated as of December 18, 2003, by and between The Sports Authority Michigan, Inc. and the Agent;

  •
  That certain Stock Pledge Agreement, dated as of December 18, 2003, by and between TSA Services and the Agent;

  •
  Trademark Collateral Assignment, dated as of December 18, 2003, by TSA Gift Card in favor of the Agent;

  •
  Patent Collateral Assignment, dated as of December 18, 2003, by TSA Gift Card in favor of the Agent;

  •
  Copyright Collateral Assignment, dated as of December 18, 2003, by TSA Gift Card in favor of the Agent;

  •
  Trademark Collateral Assignment, dated as of December 18, 2003, by TSA Services in favor of the Agent;

  •
  Patent Collateral Assignment, dated as of December 18, 2003, by TSA Services in favor of the Agent;

  •
  Copyright Collateral Assignment, dated as of December 18, 2003, by TSA Services in favor of the Agent;

  •
  UCC-1 Financing Statement(s) duly prepared and delivered by TSA Services;

  •
  Certificate of the Secretary of TSA Services certifying to the following: (1) a copy of resolutions of the board of directors of TSA Services authorizing the execution, delivery and performance of this Agreement, the other Loan Documents, and the transactions contemplated thereby, and such other documents relating thereto as the Agent reasonably may request; (2) a certified copy of the articles of incorporation of TSA Services; (3) a certified copy of the by-laws of TSA Services; and (4) signature and incumbency certificates of TSA Services's officers who are authorized to execute this Agreement and the other Loan Documents to which TSA Services is to be a party;

  •
  Certificate of Good Standing from TSA Services's jurisdiction of organization and the secretary of state of each jurisdiction in which TSA Services is qualified to do business, each dated a recent date prior to the date of this Agreement;

  •
  UCC-1 Financing Statement(s) duly prepared and delivered by TSA Gift Card;

  •
  Certificate of the Secretary of TSA Gift Card certifying to the following: (1) a copy of resolutions of the board of directors of TSA Gift Card authorizing the execution, delivery and performance of this Agreement, the other Loan Documents, and the transactions contemplated thereby, and such other documents relating thereto as the Agent reasonably may request; (2) a certified copy of the articles of incorporation of TSA Gift Card; (3) a certified copy of the by-laws of TSA Gift Card; and (4) signature and incumbency certificates of TSA Gift Card's officers who are authorized to execute this Agreement and the other Loan Documents to which TSA Gift Card is to be a party;

  •
  Certificate of Good Standing from TSA Gift Card's jurisdiction of organization and the secretary of state of each jurisdiction in which TSA Gift Card is qualified to do business, each dated a recent date prior to the date of this Agreement; and

  •
  Such opinions of counsel for each of TSA Services and TSA Gift Card as the Agent shall request, each such opinion to be in a form, scope, and substance satisfactory to the Bank and its counsel.

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JOINDER AGREEMENT